EXHIBIT 10.6

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE AND FOREIGN SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

Warrant No. [____]	September __, 2012

WARRANT TO PURCHASE SHARES OF COMMON STOCK
OF
BITZIO, INC.

THIS CERTIFIES that, for value received, [_______________________] or its assigns is entitled to purchase from Bitzio, Inc., a Nevada corporation (the “Corporation”), subject to the terms and conditions hereof, [________] shares (the “Warrant Shares”) of common stock of the Company, $0.001 par value (the “Common Stock”).  This warrant, together with all warrants hereafter issued in exchange or substitution for this warrant is referred to as the “Warrant” and the holder of this Warrant is referred to as the “Holder.”  The number of Warrant Shares is subject to adjustment as hereinafter provided.  Notwithstanding anything to the contrary contained herein, this Warrant shall expire at 5:00 pm Eastern Time on [*], 2014, (the “Warrant Termination Date”).

This Warrant is being issued in connection with the purchase by the initial Holder of this Warrant of a convertible promissory note of the Company dated as of the date hereof in the original principal amount of $________ (the "Note") pursuant to the Note Purchase Agreement dated as of September 6, 2012 (the "Note Purchase Agreement") by and among the Company, the initial Holder and the other persons named therein.

1.             Exercise of Warrant.

(a)   The Holder may, at any time prior to the Warrant Termination Date exercise this Warrant in whole or in part.  The exercise price shall be at a price per share equal to $0.30 (“Exercise Price”). The Holder may exercise this Warrant by (1) surrendering this Warrant (properly endorsed) at the principal office of the Corporation, or at such other agency or office of the Corporation in the United States of America as the Corporation may designate, (2) providing written notice stating the Holder elects to exercise the Warrant and specifying the number of Warrants being exercised and the name or names in which the Holder wishes the Certificate for shares of Common Stock to be issued, and (3) paying to the Corporation the Exercise Price in lawful money of the United States by check or wire transfer for each share of Common Stock being purchased.  Upon any partial exercise of this Warrant, there shall be executed and issued to the Holder a new Warrant in respect of the shares of Common Stock as to which this Warrant shall not have been exercised.  In the event of the exercise of the rights represented by this Warrant, a certificate or certificates for the Warrant Shares so purchased, as applicable, registered in the name of the Holder, shall be delivered to the Holder hereof as soon as practicable after the rights represented by this Warrant shall have been so exercised.

(b)   If at any time after the date of issuance of this Warrant, there is no effective registration statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then in lieu of exercising this Warrant pursuant to Section 1(a), if the fair market value of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), the Holder may elect to receive a number of Warrant Shares equal to the value of this Warrant (or of any portion of this Warrant being canceled) by surrender of this Warrant at the principal office of the Company (or such other office or agency as the Company may designate) together with a properly completed and executed Notice of Exercise reflecting such election, in which event the Company shall issue to the Holder that number of Shares computed using the following formula:

X =	Y (A – B)
A

Where:

X	=	The number of shares of Common Stock to be issued to the Holder
Y	=	The number of shares of Common Stock purchasable under this Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation)
A	=	The fair market value of one share of Common Stock (at the date of such calculation)
B	=	The Exercise Price (as adjusted to the date of such calculation)

For purposes of the calculation above, the fair market value of one Share shall be determined by the Board of Directors of the Company, acting in good faith; provided, however, that where a public market exists for the Company’s Common Stock at the time of such exercise, the fair market value per share of Common Stock shall be the average market closing price for the Company’s Common Stock as determined for the thirty-day period ending two business days  prior to the date of determination of fair market value.

2.            Reservation of Warrant Shares.  The Corporation agrees that, prior to the expiration of this Warrant, it will at all times have authorized and in reserve, and will keep available, solely for issuance or delivery upon the exercise of this Warrant, the number of Warrant Shares as from time to time shall be issuable by the Corporation upon the exercise of this Warrant.

3.             No Stockholder Rights.  Prior to the exercise of this Warrant, Holder shall not have any voting rights or other rights as a stockholder of the Corporation with respect to the Warrant Shares.

4.            Transferability of Warrant.  Prior to the Warrant Termination Date and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Corporation by the Holder in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed for transfer. Any registration rights to which this Warrant may then be subject shall be transferred together with the Warrant to the subsequent purchaser.  PLEASE NOTE, HOWEVER, the Warrants and any shares of our Common Stock will be subject to certain restrictions on transferability and may not be resold or otherwise transferred except pursuant to registrations under or exemptions from the registration requirements of the Securities Act and applicable state and foreign securities laws.

5.             Certain Adjustments.  With respect to any rights that Holder has to exercise this Warrant and convert into shares of Common Stock, Holder shall be entitled to the following adjustments:

(a)           Merger, Consolidation or Reorganization.  If at any time there shall be a merger, consolidation or reorganization of the Corporation with or into another corporation when the Corporation is not the surviving corporation, then, as part of such merger, consolidation or reorganization, lawful provision shall be made so that the holder hereof shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the aggregate Exercise Price then in effect, the number of shares of stock or other securities or property (including cash) of the successor corporation resulting from such merger, consolidation or reorganization, to which the holder hereof as the holder of the stock deliverable upon exercise of this Warrant would have been entitled in such merger, consolidation or reorganization if this Warrant had been exercised immediately before such merger, consolidation or reorganization.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger, consolidation or reorganization.

(b)           Reclassification, Recapitalization, etc.  If the Corporation at any time shall, by subdivision, combination or reclassification of securities, recapitalization, automatic conversion, or other similar event affecting the number or character of outstanding shares of Common Stock, or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such subdivision, combination, reclassification or other change.  In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the holder hereof as the holder of this Warrant after the merger, consolidation or reorganization.

(c)           Split or Combination of Common Stock and Stock Dividend.  In case the Corporation shall at any time subdivide, recapitalize, split forward or change its outstanding shares of Common Stock into a greater number of shares or declare a dividend upon its Common Stock payable solely in shares of Common Stock, the Exercise Price shall be proportionately reduced and the number of Warrant Shares proportionately increased.  Conversely, in case the outstanding shares of Common Stock of the Corporation shall be combined or reverse split into a smaller number of shares, the Exercise Price shall be proportionately increased and the number of Warrant Shares proportionately reduced.

(d)          Adjustment Upon Issuance of Shares of Common Stock. Deleted.

(e)           Notice of Adjustments. Upon any adjustment in accordance with this Section 5, the Company shall give notice thereof to the Holder, which notice shall state the event giving rise to the adjustment, the Exercise Price as adjusted and the number of securities or other property purchasable upon the exercise of the rights under this Warrant, setting forth in reasonable detail the method of calculation of each. The Company shall, upon the written request of any Holder, furnish or cause to be furnished to such Holder a certificate setting forth (i) such adjustments, (ii) the Exercise Price at the time in effect and (iii) the number of securities and the amount, if any, of other property that at the time would be received upon exercise of this Warrant.

6.            Legend and Stop Transfer Orders.  Unless the Warrant Shares have been registered under the Securities Act, and then in that case subject to the Holders’ compliance with the prospectus delivery requirements of Section 5 of the Securities Act, upon exercise of any part of the Warrant, the Corporation shall instruct its transfer agent to enter stop transfer orders with respect to such Warrant Shares, and all certificates or instruments representing the Warrant Shares shall bear on the face thereof substantially the following legend:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE OR FOREIGN SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS.  NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE SOLD, ASSIGNED, TRANSFERRED, ENCUMBERED, OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT SUCH REGISTRATION IS NOT REQUIRED.

7.             Miscellaneous.  This Warrant shall be governed by and construed in accordance with the laws of the State of California.  All the covenants and provisions of this Warrant by or for the benefit of the Corporation shall bind and inure to the benefit of its successors and assigns hereunder.  Nothing in this Warrant shall be construed to give to any person or corporation other than the Corporation and the holder of this Warrant any legal or equitable right, remedy or claim under this Warrant.  This Warrant shall be for the sole and exclusive benefit of the Corporation and the holder of this Warrant.  The section headings herein are for convenience only and are not part of this Warrant and shall not affect the interpretation hereof.  Upon receipt of customary and reasonable indemnity and evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation of this Warrant, and of indemnity reasonably satisfactory to the Corporation, if lost, stolen or destroyed, and upon surrender and cancellation of this Warrant, if mutilated, the Corporation shall execute and deliver to the Holder a new Warrant of like date, tenor and denomination. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment for such fractional shares on the basis of the Exercise Price then in effect. No provision of this Warrant, in the absence of affirmative action by the Holder to purchase the Warrant Shares, and no mere enumeration in this Warrant of the rights or privileges of the Holder, shall give rise to any liability of such Holder for the Exercise Price, whether such liability is asserted by the Company or by creditors of the Company.

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[Signature Page Follows]

IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer as of the date first written above.

BITZIO, INC.

By:
Name:	William Schonbrun
Title:	President and Chief Executive Officer

WARRANT EXERCISE FORM

To Be Executed by the Holder in Order to Exercise Warrant

To: BITZIO, INC.	Dated:_____________________

The undersigned, pursuant to the provisions set forth in the attached Warrant No. ______, hereby irrevocably elects to purchase (check applicable box):

☐	___________ Shares of the Common Stock of BITZIO, INC. covered by such Warrant; or

☐	The maximum number of shares of Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant.  Such payment takes the form of (check applicable box or boxes):

☐	$__________ in lawful money of the United States

☐	Net exercise pursuant to Section 1(b) of the Warrant

The undersigned hereby requests that certificates for the Warrant Shares purchased hereby be issued in the name of:

_____________________________________________

_____________________________________________
(please print or type name and address)

_____________________________________________
(please insert social security or other identifying number)

and be delivered as follows:

_____________________________________________

_____________________________________________
(please print or type name and address)

_____________________________________________
(please insert social security or other identifying number)

and if such number of shares of Common Stock shall not be all the shares evidenced by this Warrant Certificate, that a new Warrant for the balance of such shares be registered in the name of, and delivered to, Holder.

Signature of Holder

ASSIGNMENT FORM

(To assign the foregoing warrant, execute this form.  Do not use this form to exercise the warrant.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to ______________________________________________________________________ whose address is

___________________________________________________________________________________________________________________________________________________________________

Dated:  ______________, ________

Holder's Signature: __________________________________________

Holder's Address: __________________________________________

                                   __________________________________________

NOTE:  The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust corporation.  Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.